          FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                 THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is among: HS RESOURCES, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK, N.A., a national banking association (in its individual capacity, "Chase"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                R E C I T A L S

         A. The Borrower, the Agent, and the Lenders (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 1996 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein; and

         B. The Borrower, the Agent, and the Lenders now desire to make certain amendments to the Credit Agreement in connection with hedging agreements.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Clause (x) of the definition of Debt in Section 1.02 of the Credit Agreement is hereby amended to read as follows:

                 "(x) all obligations of such Person under Hedging Agreements;"

         3. The definition "Indebtedness" in Section 1.02 of the Credit Agreement is hereby amended to read as follows:

                 "Indebtedness" shall mean any and all amounts owing or to be owing by the Borrower and the Guarantors to the Agent and/or Lenders in connection with (i) the Loan Documents, (ii) Hedging Agreements now or hereafter arising between the Borrower or any Guarantor and any Lender and permitted by the terms of Section 9.01(j) of this Agreement, (iii) any guaranty arrangement between the Borrower or any Guarantor and any Lender and permitted by the terms of Section 9.01
         (m) of this Agreement and (iv) all renewals, extensions and/or rearrangements of any of the above."
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         4.      Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

                 "First Amendment" shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996, among the Borrower, the Lenders and the Agent."

                 "TW Trading" shall mean Tide West Trading & Transport Company, a Wholly-Owned Subsidiary of the Borrower."

         5. Section 8.09 of the Credit Agreement is hereby amended to add the following sentence at the end of such Section:

         "Notwithstanding the provisions of this Section 8.09, TW Trading will not become a Guarantor unless both, the other provisions of this
         Section 8.09 require it and the Majority Lenders so request."

         6. Section 9.01(j) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(j) Debt of the Borrower and the Guarantors under Hedging Agreements covering interest rates, oil or gas with any Lender as a counterparty or with other Persons as approved by the Majority Lenders entered into as a part of its normal business operations as a risk management strategy and/or hedge against changes resulting from market conditions related to the Borrower's or any Guarantor's operations but not to exceed the following:

                          (i) for oil, the total volumes to be hedged for any year shall not exceed 60% of expected oil production of the Borrower and the Guarantors for such year;

                          (ii) for gas, the total volumes to be hedged for any year shall not exceed 60% of expected gas production of the Borrower and the Guarantors for such year; and

                          (iii) for interest rates for the Borrower and the Guarantors, the aggregate notional amount to be hedged shall never exceed the principal balance outstanding on the Notes;"

         7. Section 9.01 of the Credit Agreement is hereby amended by adding the following clauses (m) and (n):

                 "(m)     Debt of the Borrower or any Guarantor arising under
         guaranty arrangements of Hedging Agreements and Hydrocarbon purchase, sale, exchange or storage agreements supporting the trading business of TW Trading while a Wholly-Owned Subsidiary of the Borrower not to exceed $10,000,000 in outstanding mark to market exposure in the aggregate at any one time; provided that Letters of Credit issued to benefit TW Trading shall reduce the $10,000,000 basket in this clause
         (m) by the aggregate face amount of such Letters of Credit outstanding at such time and, further, provided that all guaranty arrangements benefitting the same counterparty other than a Lender shall have a maximum guaranteed amount of no more than $3,000,000 in the aggregate and benefitting the same counterparty that is a Lender shall have a maximum guaranteed amount of no more than $7,500,000 in the aggregate; and

                 (n) Debt of TW Trading arising under Hedging Agreements entered into in the ordinary course of its trading business; provided that neither the Borrower nor any other Subsidiary is liable for such Debt, except to the extent allowed under Section 9.01(m)."

         8. Section 9.02 of the Credit Agreement is hereby amended by adding the following clauses (f) and (g):

                 "(f)     Liens on cash or securities of  the Borrower or any
         Guarantor securing the Debt described in Section 9.01(m) not to exceed $5,000,000 of such collateral outstanding at any one time; provided that no Lender benefits from such Liens; and

                 (g) Liens on cash or securities of TW Trading securing the Debt described in Section 9.01(n)."

         9. Section 9.03 of the Credit Agreement is hereby amended by adding the following clause (o):

                 "(o)     investments, loans or advances by the Borrower or any
         Guarantor in or to TW Trading as a result of the Debt permitted pursuant to Section 9.01(m)."

         10. This Amendment shall become binding on the Lenders when, and only when, the Agent shall have received each of the following in form and substance satisfactory to the Agent or its counsel:

                 (a) counterparts of this Amendment executed by the Borrower and the Majority Lenders;

                 (b) counterparts of amendments to the Security Agreements reflecting the changes to the definition of "Indebtedness" set forth in this Amendment; and

                 (c) such other documents as it or its counsel may reasonably request.

         11. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         12. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

         13. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

         14. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.





                          [SIGNATURES BEGIN NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of June 17, 1996.


BORROWER:                              HS RESOURCES, INC.



                                       By:
                                          ----------------------------------
                                       Name:
                                       Title:


LENDER AND AGENT:                      THE CHASE MANHATTAN BANK, N.A.



                                       By:
                                          ----------------------------------
                                       Name:  Richard F Betz
                                       Title: Vice President


LENDERS:                               CIBC INC.



                                       By:
                                          ----------------------------------
                                       Name:
                                       Title:



                                       WELLS FARGO BANK, N.A.


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       ROYAL BANK OF CANADA


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       DEN NORSKE BANK ASA


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       MEESPIERSON, N.V.


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:

                                       ABN AMRO BANK N.V.
                                       San Francisco International Branch

                                       By:  ABN AMRO NORTH AMERICA, INC.,
                                            as agent


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       THE SANWA BANK, LIMITED


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       SOCIETE GENERALE


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:

                                       BANQUE PARIBAS


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:





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